Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue, New York, New York 10172

--------------------------------------------------------------------------------
                            Real Estate Finance Group
================================================================================
            C O M M E R C I A L    M O R T G A G E     T R A D I N G
================================================================================

                                 $1,107,680,439
                       (Approximate Mortgage Pool Balance)

                              "Column Conduit VIII"

                          DLJ Commercial Mortgage Corp.
         Commercial Mortgage Pass-Through Certificates, Series 1998-CF2 Class S, Class A-1A, Class A-1B, Class A-2, Class A-3, Class A-4,
                              Class B-1, Class B-2

                      ** PRELIMINARY SUMMARY MEMORANDUM **

                             Dated November 19, 1998

This investment  summary is a computational,  structural  and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished terms sheets. These materials and the information contained herein shall be superseded by a final prospectus, prospectus supplement or similar private placement memorandum. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

================================================================================

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue,  New York, New York 10172

--------------------------------------------------------------------------------
                           Real Estate Finance Group
================================================================================
            C O M M E R C I A L    M O R T G A G E    T R A D I N G
================================================================================

                          DLJ COMMERCIAL MORTGAGE CORP.
         Commercial Mortgage Pass-Through Certificates, Series 1998-CF2
                              "Column Conduit VIII"



--------------------------------------------------------------------------------


                                  [GRAPHIC]

                                         (%)     (%)     Avg                  Price                 Approx.                  ERISA/
 Class   Ratings(1)   ($) Balance      Balance   Sub    Life(3)  Maturity(3)  Talk     Index        Price     Status        SMMEA(5)
 -----   ----------   -----------      -------   ---    -------  -----------  ----     -----        -----     ------        --------
  S      Aaa/AAA    1,107,680,439(2)     NA       NA      9.4     Oct-23     + 435     Curve         5-23     Public         Yes/Yes


A-1A     Aaa/AAA      218,044,000       19.70    28.00    5.7     Jun-08     + 118     Curve        100-16    Public         Yes/Yes

A-1B     Aaa/AAA      579,485,000       52.30    28.00    9.7     Oct-08     + 128     10 Yr UST    101-16    Public         Yes/Yes

 A-2     Aa2/AA        55,384,000        5.00    23.00    9.9     Nov-08     + 153     10 Yr UST    101-16    Public         No/Yes

 A-3     A2/A          60,923,000        5.50    17.50    9.9     Nov-08     + 170     10 Yr UST    101-16    Public         No

 A-4     A3/A-         13,846,000        1.25    16.25    9.9     Nov-08     + 195     10 Yr UST    101-16    Public         No

 B-1     Baa2/BBB      41,538,000        3.75    12.50    9.9     Nov-08     + 245     10 Yr UST    100-00    Public         No

 B-2     Baa3/BBB-     16,615,000        1.50    11.00    9.9     Nov-08     + 350     10 Yr UST    94-00     Public         No

 B-3     NR/BB         52,615,000        4.75     6.25   10.8     May-12     ******    ** (4) **    ******    Private-144A   No

 B-4     NR/BB-        11,077,000        1.00     5.25   14.1     Jul-13     ******    ** (4) **    ******    Private-144A   No

 B-5     NR/B          22,153,000        2.00     3.25   14.7     Oct-13     ******    ** (4) **    ******    Private-144A   No

 B-6     NR/B-         13,846,000        1.25     2.00   14.9     Aug-14     ******    ** (4) **    ******    Private-144A   No

  C      NR/NR         22,154,439        2.00     0.00   18.3     Oct-23     ******    ** (4) **    ******    Private-144A   No


(1)  Moody's Investor Service, Inc. / Fitch IBCA, Inc.

(2) Notional Amount. Class S Certificates will not be entitled to distributions of principal.

(3) Reflects average life and maturity. Assumes 0% CPR, no defaults and no extensions.

(4)  Sold.

(5) Expected to be eligible for DLJ's individual prohibited transaction exemption under ERISA.

--------------------------------------------------------------------------------
This investment  summary is a computational,  structural  and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished similar materials. These materials and the information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
--------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue,  New York, New York 10172

--------------------------------------------------------------------------------
                           Real Estate Finance Group
================================================================================
            C O M M E R C I A L    M O R T G A G E    T R A D I N G
================================================================================

                          DLJ COMMERCIAL MORTGAGE CORP.
         Commercial Mortgage Pass-Through Certificates, Series 1998-CF2
                              "Column Conduit VIII"

--------------------------------------------------------------------------------

Collateral
Overview:      The  Trust  Fund  will  consist  of a  pool  of  302  fixed-rate,
               monthly-pay   mortgage   loans  with  an  aggregate   balance  of
               approximately  $1,107,680,439  as of  December  1, 1998  (Cut-off
               Date), which are secured by a first lien on a fee and/or leasehold interest in a multifamily or commercial property. The properties are located throughout 37 states and the District of Columbia with the largest concentrations (by balance) in NY 14.0%
               (19 loans), CA 13.0% (39 loans) and TX 11.0% (44 loans).

               o Property Type Diversification: Multifamily (27.8%), Office (20.3%), Retail (19.9%), Hotel (14.1%)

               o    ARD Loans as % of Total: 14.9%

               o    CTL Loans as % of Total: 0.5%

               o Appraisals: 100% of the appraisals state that they follow the guidelines set forth in Title XI of FIRREA.

               o Call Protection: 93.0% of the mortgage loans provide for an initial lockout period followed by a defeasance period. 0.2% of the mortgage loans provide for a lockout period only. The remaining 6.8% of the mortgage loans provide for an initial lockout period followed by a yield maintenance period and/or prepayment premium period.

               o    Underwriting Procedures:

                    - 66.7% of the mortgage loans have agreed upon procedures performed by a third party.

                    - 99.5% of the mortgage loans have tax and insurance escrows.

                    - 100.0% of the multifamily and hotel properties have replacement / FF&E reserves.

--------------------------------------------------------------------------------

Mortgage Loan
Origination:   The mortgage loans, in general, were originated between July 1997 and November  1998 by 2  participants  in DLJ  Mortgage  Capital,
               Inc.'s ("DLJMC") commercial and multifamily mortgage loan conduit program.  Approximately  90.7% (by balance) of the mortgage loans
               were  originated  by  Column  Financial,  Inc.  ("Column").   The
               remaining   mortgage  loans  were  originated  by  Union  Capital
               Investments LLC (8.0%) and Apple Bank for Savings (1.3%). All mortgage loans were underwritten by Column with third party due diligence reports.

               Column Financial, Inc., an indirect wholly owned subsidiary of Donaldson, Lufkin & Jenrette, Inc., was created in August 1993. Column has originated $6.1 billion commercial and multifamily mortgage loans since its inception. Column sources, underwrites and closes mortgage loans through 14 regional offices located throughout the country.
--------------------------------------------------------------------------------

Servicer:      Banc One Mortgage Capital               Lead        Donaldson, Lufkin & Jenrette Securities
               Markets, LLC                            Manager:    Corporation, Sole Manager

--------------------------------------------------------------------------------

Special
Servicer:      Banc One Mortgage Capital               Settlement: December 10, 1998
               Markets, LLC

--------------------------------------------------------------------------------

Rating         Moody's Investor Service, Inc.          Trustee:    Norwest Bank Minnesota, National Association
Agencies:      Fitch IBCA, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This investment  summary is a computational,  structural  and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished similar materials. These materials and the information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
--------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue,  New York, New York 10172

--------------------------------------------------------------------------------
                           Real Estate Finance Group
================================================================================
            C O M M E R C I A L    M O R T G A G E    T R A D I N G
================================================================================

                          DLJ COMMERCIAL MORTGAGE CORP.
         Commercial Mortgage Pass-Through Certificates, Series 1998-CF2
                              "Column Conduit VIII"

--------------------------------------------------------------------------------

Extensions:    The Special Servicer will not be permitted to grant any extension of the maturity of a mortgage loan beyond 60 months of such mortgage loan's stated maturity date.

--------------------------------------------------------------------------------

Controlling
Class: The Controlling Class of Certificateholders may appoint a Special Servicer and replace the existing Special Servicer.

                    Controlling Class - will be the most subordinate class of certificates which has a current aggregate certificate principal amount greater than 25% (or in the case of the Class C certificates, 20%) of its original aggregate certificate principal balance.

--------------------------------------------------------------------------------

Advances:           Advances  subject  to   recoverability   determination   and
                    appraisal reductions.

--------------------------------------------------------------------------------

Prepayment          All of the  mortgage  loans  provide for either a prepayment
Protection          lockout   period    ("Lockout"),    a   defeasance    period
and   Distribution  ("Defeasance"),  a yield maintenance  premium ("YMP") period
of Premiums:        and/or a prepayment  premium  ("PP") period or a combination thereof.

                    The certificate yield maintenance amount ("CYMA") for the Class A-1A, A-1B, A-2, A-3, A-4, B-1, B-2, B-3, B-4, B-5,
                    B-6, and/or C Certificates (collectively, "Sequential Pay Certificates") equals the total yield maintenance premium collected, multiplied by a fraction (not greater than one or less than zero) which is based upon a formula involving the relationship between the Pass-Through Rate(s) of such Class(es) currently receiving principal, the mortgage rate of the loan that has prepaid, and current interest rates. In general, the CYMA for any Distribution Date will be calculated in respect of and payable to the class(es) of Sequential Pay Certificates entitled to receive distributions of principal on such Distribution Date.

--------------------------------------------------------------------------------
                       CYMA               (Pass-Through Rate - Discount Rate)
                                    =     -----------------------------------
                     Allocation %           (Mortgage Rate - Discount Rate)
                to non-IO Certificates
--------------------------------------------------------------------------------

                    The yield  maintenance  amount  payable to the interest only
                    certificates,   Class  S,  will   equal   the  total   yield
                    maintenance premium less the CYMA as defined above.

                    All PPs collected on the Mortgage Loans will be distributed to the interest only certificates, Class S.

--------------------------------------------------------------------------------

Analytics:          Cashflows are expected to be available  through:  Bloomberg, the Trepp Group, Intex Solutions and Charter Research.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This investment  summary is a computational,  structural  and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished similar materials. These materials and the information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
--------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue,  New York, New York 10172

--------------------------------------------------------------------------------
                           Real Estate Finance Group
================================================================================
            C O M M E R C I A L    M O R T G A G E    T R A D I N G
================================================================================

                          DLJ COMMERCIAL MORTGAGE CORP.
         Commercial Mortgage Pass-Through Certificates, Series 1998-CF2
                              "Column Conduit VIII"
--------------------------------------------------------------------------------
Priority of
Interest:           On each distribution  date,  interest will be distributed to each of the classes in the following order of priority:

                    1.   Class S, A-1A and A-1B, pro rata

                    2.   Class A-2

                    3.   Class A-3

                    4.   Class A-4

                    5.   Class B-1

                    6.   Class B-2

                    7.   Class B-3

                    8.   Class B-4

                    9.   Class B-5

                    10.  Class B-6

                    11.  Class C

--------------------------------------------------------------------------------
Priority of
Principal:          On each distribution date, principal will be distributed and losses will be allocated to each of the classes in the following order of priority:

                    Scheduled and Prepayments(1)     Losses
                    ----------------------------     --------------------
                     1. Class A-1A                     1. Class C
                     2. Class A-1B(2)                  2. Class B-6
                     3. Class A-2                      3. Class B-5
                     4. Class A-3                      4. Class B-4
                     5. Class A-4                      5. Class B-3
                     6. Class B-1                      6. Class B-2
                     7. Class B-2                      7. Class B-1
                     8. Class B-3                      8. Class A-4
                     9. Class B-4                      9. Class A-3
                    10. Class B-5                     10. Class A-2
                    11. Class B-6                     11. Class A-1A and A-1B,
                    12. Class C                              pro rata

                    (1)  None  of  the   following   classes  will  receive  any
                         principal distributions until all classes, if any, listed above it are retired.

                    (2) Pro rata with Class A-1A if the balances of Classes A-2 through C are reduced to zero on account of losses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This investment  summary is a computational,  structural  and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished similar materials. These materials and the information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
--------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue,  New York, New York 10172

--------------------------------------------------------------------------------
                           Real Estate Finance Group
================================================================================
            C O M M E R C I A L    M O R T G A G E    T R A D I N G
================================================================================

                          DLJ COMMERCIAL MORTGAGE CORP.
         Commercial Mortgage Pass-Through Certificates, Series 1998-CF2
                              "Column Conduit VIII"
--------------------------------------------------------------------------------
Three Largest       THE CHANIN BUILDING
Assets (1):         122 East 42nd Street, New York, New York
                    Office Property

                    o    LTV:71.2%
                    o    DSCR: 1.33x
                    o    Sq. Ft.: 848,562
                    o    Cut-off Date Balance: $ 74,732,033 (6.7%)

                    The Chanin Building (the "Property") is a 55-story office building composed of 795,983 net rentable square feet of office space, 42,654 net rentable square feet of retail space and 9,925 net rentable square feet of storage space. Built in 1929, the borrower has invested more than $30 million in capital expenditures with renovations as recent as 1997. The lobby has been restored to its original condition and is considered one of the architectural masterpieces of Art Deco construction. This is a landmark building at the SW corner of 42nd Street and Lexington Avenue in mid-town Manhattan. The current occupancy level is 95% with a diverse tenant roster. The subject property is occupied by 174 total tenants, with the 10 largest accounting for approximately 35% of the building's rentable area. All revenues from the property are deposited into a hard lockbox.

                    The borrower is a single-purpose, bankruptcy-remote entity controlled by Mr. Stanley Stahl. His entire portfolio encompasses more than 4,000,000 square feet of office space, 2,500 apartments, and 150 retail tenancies.

                    The property is managed by Colliers ABR, Inc. Colliers ABR, Inc. provides national and international coverage through its equity partnership in Colliers International.

                    (1) Excludes groups of cross-collaterized loans or multi-property loans, each of which might be larger than the individual loans listed.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This investment  summary is a computational,  structural  and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished similar materials. These materials and the information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
--------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue,  New York, New York 10172

--------------------------------------------------------------------------------
                           Real Estate Finance Group
================================================================================
            C O M M E R C I A L    M O R T G A G E    T R A D I N G
================================================================================

                          DLJ COMMERCIAL MORTGAGE CORP.
         Commercial Mortgage Pass-Through Certificates, Series 1998-CF2
                              "Column Conduit VIII"
--------------------------------------------------------------------------------

                    THE CENTER AT RANCHO NIGUEL

                    28121-28141 & 28201-28251 Crown Valley Parkway, Laguna Niguel, California Retail Property

                    o    LTV: 80.6%

                    o    DSCR: 1.35x

                    o    Sq. Ft.: 120,867

                    o    Cut-off Date Balance: $22,979,767 (2.1%)

                    The Center at Rancho Niguel (the "Property") is an anchored, neighborhood shopping center that consists of two sites, the Hughes Center and TGI Friday's Center. The property was built in 1988 and is currently 100% occupied. The city of Laguna Niguel is located in the southern portion of Orange County.

                    Major tenants include Hughes Market, which leases 36,300 square feet and Sav-On Express, which leases 7,712 square feet. Hughes Market currently has 56 stores in California and has recently been acquired by Fred Meyer, Inc. Fred Meyer operates 1100 stores and was recently acquired by Kroger Co. which operates 1400 stores, forming a chain of stores spanning 31 states. Sav-On Express is owned by American Drug Stores, Inc., which currently has a total of 882 stores. American Drug Stores has a credit rating "BBB+" and is being acquired by Albertsons, rated "A+", to form the largest grocery chain in the country.

                    The mortgagor is an entity of Robert F. Buie. The property management company is Pacific West Asset Management Corporation, which is a full-service asset and property management company.

                    This property is cross-collaterized and cross-defaulted with the Edwards Center at Rancho Niguel, a 35,600 sq. ft. retail property, for $5,694,986.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This investment  summary is a computational,  structural  and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished similar materials. These materials and the information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
--------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette
Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue,  New York, New York 10172

--------------------------------------------------------------------------------
                           Real Estate Finance Group
================================================================================
            C O M M E R C I A L    M O R T G A G E    T R A D I N G
================================================================================

                          DLJ COMMERCIAL MORTGAGE CORP.
         Commercial Mortgage Pass-Through Certificates, Series 1998-CF2
                              "Column Conduit VIII"
--------------------------------------------------------------------------------

                    HERITAGE POINTE APARTMENTS

                    10018 Holly Lane, Des Plaines, Illinois Multifamily Property

                    o    LTV: 69.4%

                    o    DSCR: 1.61x

                    o    Units: 924

                    o    Cut-off Date Balance: $24,982,355 (2.3%)

                    Heritage Pointe Apartments (the "Property") is a garden style, multifamily apartment complex built in 1973 and is composed of 924 units in 154 buildings. The property has 746,900 net rentable square feet and is located 27 miles northwest of Chicago CBD. Amenities include a swimming pool, clubhouse, children's playground, laundry facilities and on site parking.

                    The current occupancy rate is 96%. The area is desirable because of its close proximity to major interstate and regional highways.

                    The mortgagor on the subject is the Sherwood Village L.P. Mid America Management Corp. has been managing the property for the last 15 years. Mid America currently manages approximately 16,000 apartment units with a concentration in the Chicago area.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This investment  summary is a computational,  structural  and/or collateral term sheet prepared solely for informational purposes. No offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is designed for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining whether potential investors wish to proceed with an in-depth investigation of the proposed subject offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation nor any of its respective affiliates make any representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the rate and timing of voluntary and involuntary prepayments of the mortgage loan/loans or assumptions that the mortgage loan/loans will not be prepaid voluntarily or involuntarily or liquidated). The actual characteristics and performance of the mortgage loan/loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. These materials and the information contained herein supersedes any and all information contained in any previously furnished computational, structural and/or collateral terms sheets and shall be superseded by any subsequently furnished similar materials. These materials and the information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus, prospectus supplement or similar private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation and its affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.
--------------------------------------------------------------------------------

                     Series 1998-CF2 Collateral Pool Summary


Mortgage Loan Characteristics                                             Mortgaged Properties Characteristics
-----------------------------                                             ------------------------------------
Number of Loans:                                      302                 Wtd. Avg. U/W DSCR:                            1.46x
Original Balance:                               $1,111,112,936            Wtd. Avg. Cut-off Date LTV:                    71.6%
Cut-off Date Balance (1):                       $1,107,680,439            Wtd. Avg. Maturity/ARD LTV (3):                60.3%
Average Cut-off Date Balance:                       $3,667,816
                                                                          Wtd. Avg. Year Built/Renovated (4):            1988
                                                                          Number of States (5):                            38
Wtd. Avg. Mortgage Rate:                            7.116%
Wtd. Avg. Original Amort Term (Months): (2)           322
Wtd. Avg. Original Term to Maturity (Months):         130
Wtd. Avg. Seasoning (Months):                           3



Top 5 States/Property Types:
                                                Percentage of                                                       Percentage of
                    Number      Cut-off Date    Initial Pool                            Number       Cut-off Date     Initial Pool
#   State           of Loans     Balance (1)     Balance            #  Property Type   of Loans      Balance (1)       Balance
--------------------------------------------------------------      --------------------------------------------------------------
1   New York           19      $ 154,641,881       14.0%            1  Multifamily       106      $  308,230,423         27.8%
2   California         39        144,512,421       13.0%            2  Office             38         224,653,725         20.3%
3   Texas              44        121,646,831       11.0%            3  Retail             61         220,707,607         19.9%
4   Florida            27        117,568,068       10.6%            4  Hotel              28         156,034,952         14.1%
5   Illinois           19        114,847,294       10.4%            5  Industrial         23          75,539,424          6.8%

Total/ Weighted       ---------------------------------                                 -------------------------------------
  Average:            148      $ 653,216,495       59.0%                                 256       $ 985,166,132         88.9%
                      =================================                                 =====================================


Top 5 Mortgage Loans (6):
                                                                                     Percentage of
                                         Property                    Cut-off Date    Initial Pool      Appraised     Cut-off Date
#    Property Name                        Type            State       Balance(1)      Balance           Value         LTV Ratio
-----------------------------------------------------------------------------------------------------------------------------------
1    Chanin Building                      Office            NY      $ 74,732,033          6.7%    $ 105,000,000          71.2%
2    Heritage Pointe                     Multifamily        IL        24,982,355          2.3%       36,000,000          69.4%
3    The Center at Rancho Niguel(8)       Retail            CA        22,979,767          2.1%       28,500,000          80.6%
4    Best Western Inn of Chicago           Hotel            IL        21,883,901          2.0%       30,700,000          71.3%
5    Christiana Hilton Inn - Newark, DE    Hotel            DE        21,450,788          1.9%       33,000,000          65.0%

                                                                    ---------------------------------------------------------------
Total/Weighted Average:                                             $166,028,844         15.0%    $ 233,200,000          71.4%
                                                                    ===============================================================


Top 5 Mortgage Loans (6):

                                                                            Year Built/
#    Property Name                       U/W NCF (7)        U/W DSCR       Renovated (4)
-----------------------------------------------------------------------------------------
1    Chanin Building                      $  8,387,294         1.33x          1997
2    Heritage Pointe                         3,450,664         1.61           1973
3    The Center at Rancho Niguel(8))         2,387,689         1.35           1988
4    Best Western Inn of Chicago             3,279,579         1.55           1981
5    Christiana Hilton Inn - Newark, DE      3,251,846         1.79           1997

                                        -------------------------------------------------
Total/Weighted Average:                   $ 20,757,072         1.46x          1990
                                        =================================================

(1)  Assumes a Cut-off Date of December 1, 1998.

(2) Excludes Mortgage Loans that require payment of interest only until maturity.

(3) At maturity with respect to Balloon Loans only or at the ARD. Does not include Fully Amortizing Loans. There can be no assurance that the value of any particular Mortgaged Property will not have declined from the orignal appraised value.

(4) Year Built/Renovated denotes the later of the Year Built or the Year Renovated.

(5)  Includes the District of Columbia.

(6) Excludes groups of cross-collateralized loans or multi-property loans, each of which might be larger than the individual loans listed.

(7) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(8) The Mortgage Loan secured by The Center at Rancho Niguel is cross-collateralized and cross-defaulted with the Mortgage Loan The Edwards Center at Rancho Niguel.

                             Mortgage Loans by State

                                                                                                             Weighted
                                                                          Weighted                            Average    Weighted
                                Aggregate    Percentage of   Aggregate     Average                Weighted   Occupancy    Average
                     Number    Cut-off Date    Initial       Appraised  Cut-off Date Aggregate     Average    Rate at    Year Built/
State               of Loans    Balance (1)  Pool Balance      Value     LTV Ratio   U/W NCF(2)    U/W DSCR    U/W(3)   Renovated(4)
------------------------------------------------------------------------------------------------------------------------------------
New York                19  $  154,641,881       14.0%   $  208,145,000    74.5%   $ 17,859,305      1.38x      96.6%      1992
California              39     144,512,421       13.0%      213,190,000    70.4%     17,360,290      1.44       97.2%      1987
Texas                   44     121,646,831       11.0%      163,000,000    75.1%     13,975,366      1.38       95.5%      1989
Florida                 27     117,568,068       10.6%      153,605,000    76.7%     13,536,350      1.35       94.4%      1989
Illinois                19     114,847,294       10.4%      176,785,000    66.9%     15,747,360      1.66       97.0%      1982
Alabama                  7      38,143,937        3.4%       56,600,000    68.7%      5,049,746      1.40       89.2%      1989
Georgia                 10      32,095,046        2.9%       43,160,000    74.6%      3,617,926      1.32       96.1%      1990
Michigan                14      31,611,268        2.9%       44,150,000    73.8%      3,812,387      1.47       96.2%      1987
Ohio                     7      29,958,311        2.7%       41,620,000    72.2%      3,675,429      1.48       96.5%      1990
Delaware                 3      25,063,708        2.3%       38,375,000    65.3%      3,762,951      1.78       95.0%      1997
Nevada                   7      24,458,829        2.2%       44,150,000    58.5%      3,845,644      1.84       94.2%      1984
Maine                   12      20,199,567        1.8%       28,258,000    72.8%      2,466,521      1.34       99.2%      1992
Indiana                  4      18,927,006        1.7%       32,100,000    59.1%      2,500,128      1.57       84.7%      1986
New Jersey              12      18,859,677        1.7%       26,975,000    70.2%      2,358,553      1.41       98.2%      1979
Kentucky                 2      18,677,296        1.7%       25,550,000    73.3%      2,575,287      1.56      100.0%      1986
Virginia                 6      15,792,365        1.4%       21,465,000    73.7%      1,812,860      1.41       95.8%      1989
Maryland                 5      15,453,506        1.4%       20,010,000    77.3%      1,725,680      1.37       96.4%      1987
Tennessee                3      14,279,115        1.3%       19,745,000    72.7%      1,848,783      1.42       99.3%      1990
Washington               9      13,546,161        1.2%       19,580,000    70.1%      1,742,872      1.47       96.0%      1984
Colorado                 3      13,298,622        1.2%       23,037,000    60.8%      1,535,085      1.35       84.4%      1991
North Carolina           6      12,895,856        1.2%       19,495,000    67.6%      1,471,987      1.34       95.2%      1989
New Hampshire           10      11,659,314        1.1%       15,205,000    77.4%      1,553,062      1.54       99.0%      1989
New Mexico               4      11,508,552        1.0%       20,461,000    57.9%      1,821,243      1.74       99.0%      1994
Connecticut              4       9,965,187        0.9%       14,180,000    70.5%      1,271,298      1.43       96.6%      1989
Pennsylvania             2       9,368,492        0.8%       12,550,000    75.6%      1,063,928      1.37      100.0%      1987
Missouri                 2       8,948,338        0.8%       11,300,000    79.2%      1,069,982      1.51       96.5%      1993
Minnesota                3       8,442,343        0.8%       12,850,000    67.7%      1,058,693      1.61       98.0%      1993
Massachusetts            2       8,353,069        0.8%       11,330,000    73.7%        911,549      1.28      100.0%      1995
Kansas                   2       8,212,836        0.7%       11,100,000    74.1%        896,468      1.29       96.0%      1989
South Carolina           3       7,474,564        0.7%        9,526,000    78.5%        864,272      1.33       98.5%      1983
Arkansas                 1       6,336,379        0.6%       10,900,000    58.1%        875,698      1.58      100.0%      1980
Alaska                   2       6,224,117        0.6%        8,588,000    72.5%        822,781      1.58       96.7%      1991
Wisconsin                2       5,782,263        0.5%        9,100,000    63.6%        755,262      1.63       95.4%      1981
Louisiana                3       3,087,389        0.3%        3,925,000    78.8%        340,982      1.29       99.5%      1978
Oregon                   1       2,347,823        0.2%        3,300,000    71.1%        253,374      1.44      100.0%      1962
Vermont                  1       1,490,301        0.1%        2,000,000    74.5%        215,809      1.35       95.0%      1997
Rhode Island             1       1,294,855        0.1%        1,760,000    73.6%        135,737      1.25       97.0%      1997
District of
   Columbia              1         707,854        0.1%          950,000    74.5%         87,541      1.35      100.0%      1922

                       ---------------------------------------------------------------------------------------------------------
Total/Weighted
   Average:            302  $1,107,680,439      100.0%   $1,578,020,000    71.6%   $136,278,189      1.46x      96.0%      1988
                       =========================================================================================================

(1)  Assumes a Cut-off Date of December 1, 1998.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(3)  Does not reflect any Mortgage Loans secured by hotel properties.

(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                         Mortgage Loans by Property Type

                                                                                                             Weighted
                                                                          Weighted                            Average    Weighted
                                Aggregate    Percentage of   Aggregate     Average                Weighted   Occupancy    Average
                     Number    Cut-off Date    Initial       Appraised  Cut-off Date  Aggregate     Average    Rate at   Year Built/
Property Type       of Loans    Balance(1)   Pool Balance      Value     LTV Ratio   U/W NCF(2)    U/W DSCR    U/W(3)   Renovated(4)
------------------------------------------------------------------------------------------------------------------------------------
Multifamily            106  $  308,230,423       27.8%   $  416,020,000    74.6%   $ 35,461,004      1.41x      96.1%      1984
Office                  38     224,653,725       20.3%      309,938,000    72.8%     25,850,224      1.37       95.0%      1992
Retail                  61     220,707,607       19.9%      325,437,000    70.5%     27,337,681      1.51       96.3%      1990
Hotel                   28     156,034,952       14.1%      247,545,000    64.5%     23,528,964      1.65        N/A       1991
Industrial              23      75,539,424        6.8%       99,010,000    76.6%      9,033,251      1.40       99.5%      1988
Mixed Use               13      53,708,672        4.8%       80,505,000    69.2%      6,300,001      1.37       97.5%      1989
Manufactured Housing    18      36,182,566        3.3%       54,875,000    68.2%      4,597,797      1.56       97.5%      1975
Other                   11      20,720,678        1.9%       29,950,000    69.3%      2,880,980      1.49       86.4%      1986
Self Storage             1       6,133,110        0.6%        8,300,000    73.9%        725,163      1.35       83.0%      1995
Triple Net Lease         3       5,769,282        0.5%        6,440,000    89.6%        563,124      1.11      100.0%      1998

                       ---------------------------------------------------------------------------------------------------------
Total/Weighted Average:302  $1,107,680,439       100.0%  $1,578,020,000    71.6%   $136,278,189      1.46x      96.0%      1988
                       =========================================================================================================

(1)  Assumes a Cut-off Date of December 1, 1998.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(3)  Does not reflect any Mortgage Loans secured by hotel properties.

(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                         Original Amortization Terms (1)

                                                                                                         Weighted
   Range of                                                           Weighted                            Average    Weighted
   Original                 Aggregate   Percentage of    Aggregate     Average                 Weighted  Occupancy    Average
 Amortization    Number   Cut-off Date     Initial       Appraised   Cut-off Date   Aggregate   Average   Rate at   Year Built/
Terms (Months)  of Loans   Balance (2)  Pool Balance       Value      LTV Ratio    U/W NCF (3) U/W DSCR   U/W (4)  Renovated (5)
--------------------------------------------------------------------------------------------------------------------------------
120   -    239      15   $   39,590,321     3.6%      $   66,770,000    62.2%     $  6,084,866   1.42x     96.8%       1991
240   -    299      33       87,663,187     7.9%         133,386,000    67.8%       12,809,771   1.52      99.2%       1989
300   -    311     116      384,174,533    34.7%         554,523,000    70.2%       48,112,306   1.45      96.1%       1990
312   -    360     133      571,252,399    51.6%         773,391,000    74.7%       65,203,390   1.41      95.6%       1986
                   -------------------------------------------------------------------------------------------------------------
Total/Weighted
    Average:       297   $1,082,680,439    97.7%      $1,528,070,000    72.1%     $132,210,333   1.44x     96.0%       1988
                   =============================================================================================================

Maximum Original Amortization Term (Months):               360
Minimum Original Amortization Term (Months):               120
Wtd. Avg. Original Amortization Term (Months):             322

(1) Excludes Mortgage Loans that require payment of interest only until maturity.

(2)  Assumes a Cut-off Date of December 1, 1998.

(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(4)  Does not reflect any Mortgage Loans secured by hotel properties.

(5) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                      Original Terms to Stated Maturity (1)


                                                                                             Weighted
      Range of                       Aggregate        Percentage of       Aggregate          Average
   Original Terms       Number     Cut-off Date          Initial          Appraised        Cut-off Date
to Maturity (Months)   of Loans     Balance (2)       Pool Balance          Value           LTV Ratio
--------------------------------------------------------------------------------------------------------
 60      -      108        4       $   14,617,313          1.3%         $   20,100,000        74.6%
109      -      120      253          957,102,637         86.4%          1,351,814,000        72.1%
121      -      204       28           81,368,004          7.3%            120,176,000        68.8%
205      -      300       17           54,592,486          4.9%             85,930,000        66.8%
                       ---------------------------------------------------------------------------------
Total/Weighted Average:  302       $1,107,680,439        100.0%         $1,578,020,000        71.6%
                       =================================================================================

                                                             Weighted
                                                              Average        Weighted
      Range of                             Weighted          Occupancy        Average
   Original Terms           Aggregate       Average           Rate at       Year Built/
to Maturity (Months)       U/W NCF (3)     U/W DSCR           U/W (4)      Renovated (5)
------------------------------------------------------------------------------------------
 60      -      108       $  1,697,612       1.32x             91.1%           1984
109      -      120        116,089,947       1.45              95.8%           1988
121      -      204         10,758,694       1.45              97.7%           1989
205      -      300          7,731,936       1.51              99.5%           1995
                       -------------------------------------------------------------------
Total/Weighted Average:   $136,278,189       1.46x             96.0%           1988
                       ===================================================================

Maximum Original Term to Maturity (Months):               300
Minimum Original Term to Maturity (Months):                60
Wtd. Avg. Original Term to Maturity (Months):             130

(1) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.

(2)  Assumes a Cut-off Date of December 1, 1998.

(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(4)  Does not reflect any Mortgage Loans secured by hotel properties.

(5) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                        Remaining Amortization Terms (1)


                                                                                                          Weighted
                                              Aggregate        Percentage of           Aggregate           Average
     Range of Remaining        Number       Cut-off Date          Initial              Appraised        Cut-off Date
   Amort. Terms (Months)      of Loans       Balance (2)       Pool Balance              Value            LTV Ratio
---------------------------------------------------------------------------------------------------------------------
    117      -      176            4       $    6,183,504          0.6%             $   13,010,000          54.4%
    177      -      236           24           58,529,505          5.3%                 89,092,000          67.0%
    237      -      272           18           58,351,521          5.3%                 91,404,000          66.5%
    273      -      296           31          114,960,951         10.4%                165,625,000          70.9%
    297      -      332           88          274,401,497         24.8%                396,808,000          69.9%
    333      -      355           44          203,350,472         18.4%                267,601,000          76.3%
    356      -      359           88          366,902,989         33.1%                504,530,000          73.8%

                              ---------------------------------------------------------------------------------------
Total/Weighted Average:          297       $1,082,680,439         97.7%             $1,528,070,000          72.1%
                              =======================================================================================

                                                                       Weighted
                                                                        Average            Weighted
                                                      Weighted         Occupancy           Average
     Range of Remaining           Aggregate            Average           Rate at          Year Built/
   Amort. Terms (Months)         U/W NCF (3)          U/W DSCR          U/W (4)         Renovated (5)
-------------------------------------------------------------------------------------------------------
    117      -      176         $  1,147,201            1.44x            90.5%               1979
    177      -      236            8,450,024            1.41             99.3%               1993
    237      -      272            8,732,205            1.58             99.0%               1987
    273      -      296           14,701,122            1.46             96.2%               1990
    297      -      332           34,091,501            1.45             96.1%               1991
    333      -      355           22,332,340            1.35             94.3%               1988
    356      -      359           42,755,940            1.45             96.4%               1985

                              -------------------------------------------------------------------------
Total/Weighted Average:         $132,210,333            1.44x            96.0%               1988
                              =========================================================================

Maximum Remaining Amortization Term (Months):                      359
Minimum Remaining Amortization Term (Months):                      117
Wtd. Avg. Remaining Amortization Term (Months):                    319


(1) Excludes Mortgage Loans that require payment of interest only until maturity.

(2)  Assumes a Cut-off Date of December 1, 1998.

(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(4)  Does not reflect any Mortgage Loans secured by hotel properties.

(5) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                     Remaining Terms to Stated Maturity (1)


                                                                                                          Weighted
                                              Aggregate        Percentage of           Aggregate           Average
 Range of Remaining Terms      Number       Cut-off Date          Initial              Appraised        Cut-off Date
to Stated Maturity (Months)   of Loans       Balance (2)       Pool Balance              Value            LTV Ratio
---------------------------------------------------------------------------------------------------------------------
     55      -       90            4       $   14,617,313          1.3%             $   20,100,000          74.6%
     91      -      126          253          957,102,637         86.4%              1,351,814,000          72.1%
    127      -      162            4           10,070,557          0.9%                 16,015,000          63.5%
    163      -      186           23           69,052,469          6.2%                100,161,000          70.0%
    187      -      298           18           56,837,463          5.1%                 89,930,000          66.4%

                              ---------------------------------------------------------------------------------------
Total/Weighted Average:          302       $1,107,680,439        100.0%             $1,578,020,000          71.6%
                              =======================================================================================



                                                                      Weighted
                                                                       Average            Weighted
                                                     Weighted         Occupancy           Average
 Range of Remaining Terms        Aggregate            Average           Rate at          Year Built/
to Stated Maturity (Months)     U/W NCF (3)          U/W DSCR          U/W (4)         Renovated (5)
------------------------------------------------------------------------------------------------------
     55      -       90        $  1,697,612            1.32x            91.1%               1984
     91      -      126         116,089,947            1.45             95.8%               1988
    127      -      162           1,385,431            1.34             97.3%               1991
    163      -      186           9,039,517            1.45             97.7%               1989
    187      -      298           8,065,682            1.53             99.6%               1995

                              ------------------------------------------------------------------------
Total/Weighted Average:        $136,278,189            1.46x            96.0%               1988
                              ========================================================================

Maximum Remaining Term to Maturity (Months):                       298
Minimum Remaining Term to Maturity (Months):                        55
Wtd. Avg. Remaining Term to Maturity (Months):                     126

(1) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.

(2)  Assumes a Cut-off Date of December 1, 1998.

(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(4)  Does not reflect any Mortgage Loans secured by hotel properties.

(5) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                    Underwriting Debt Service Coverage Ratios

                                                                                                          Weighted
                                              Aggregate       Percentage of            Aggregate           Average
           Range of            Number       Cut-off Date         Initial               Appraised         Cut-off Date
          U/W DSCRs           of Loans       Balance (1)       Pool Balance              Value            LTV Ratio
---------------------------------------------------------------------------------------------------------------------
  1.060x     -    1.190            4       $    7,358,253          0.7%             $    8,340,000          88.3%
  1.200      -    1.290           48          145,855,109         13.2%                193,996,000          75.5%
  1.300      -    1.390           93          427,433,941         38.6%                591,481,000          73.3%
  1.400      -    1.490           71          207,079,613         18.7%                279,960,000          74.4%
  1.500      -    1.590           40          134,672,016         12.2%                189,918,000          71.5%
  1.600      -    1.690           17           75,268,173          6.8%                113,360,000          66.8%
  1.700      -    1.790            7           41,683,312          3.8%                 68,500,000          61.6%
  1.800      -    1.890            6           14,068,507          1.3%                 21,980,000          64.7%
  1.900      -    1.990            6           16,100,202          1.5%                 29,485,000          58.7%
  2.000      -    2.790x          10           38,161,313          3.4%                 81,000,000          48.9%
                                -------------------------------------------------------------------------------------
Total/Weighted Average:          302       $1,107,680,439        100.0%             $1,578,020,000          71.6%
                                =====================================================================================

                                                                       Average           Weighted
                                                     Weighted         Occupancy           Average
           Range of              Aggregate           Average           Rate at          Year Built/
          U/W DSCRs             U/W NCF (2)          U/W DSCR          U/W (3)         Renovated (4)
-----------------------------------------------------------------------------------------------------
  1.060x     -    1.190        $    726,291            1.11x           100.0%               1998
  1.200      -    1.290          16,091,002            1.26             96.5%               1987
  1.300      -    1.390          47,768,326            1.34             95.6%               1990
  1.400      -    1.490          24,617,293            1.44             95.9%               1986
  1.500      -    1.590          18,335,889            1.54             97.9%               1985
  1.600      -    1.690          10,706,760            1.63             94.6%               1985
  1.700      -    1.790           6,372,779            1.77            100.0%               1996
  1.800      -    1.890           2,143,400            1.83             96.3%               1981
  1.900      -    1.990           2,836,564            1.94             90.4%               1987
  2.000      -    2.790x          6,679,885            2.27             97.5%               1987
                              -----------------------------------------------------------------------
Total/Weighted Average:        $136,278,189            1.46x            96.0%               1988
                              =======================================================================

Maximum Underwriting DSCR:                                       2.79x
Minimum Underwriting DSCR:                                       1.06x
Wtd. Avg. Underwriting DSCR:                                     1.46x

(1)  Assumes a Cut-off Date of December 1, 1998.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(3)  Does not reflect any Mortgage Loans secured by hotel properties.

(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.


                        Cut-off Date Loan-to-Value Ratios


                                                                                                          Weighted
          Range of                            Aggregate       Percentage of            Aggregate           Average
        Cut-off Date           Number       Cut-off Date        Initial                Appraised         Cut-off Date
         LTV Ratios           of Loans       Balance (1)       Pool Balance              Value            LTV Ratio
---------------------------------------------------------------------------------------------------------------------
  25.00%     -    50.00%          14       $   34,242,096          3.1%             $   83,785,000          41.9%
  50.01%     -    60.00%          22           86,662,794          7.8%                154,435,000          56.2%
  60.01%     -    70.00%          64          188,625,316         17.0%                284,792,000          66.4%
  70.01%     -    75.00%         100          380,968,921         34.4%                526,514,000          72.4%
  75.01%     -    80.00%          93          374,393,619         33.8%                476,194,000          78.6%
  80.01%     -    85.00%           6           37,018,411          3.3%                 45,860,000          80.7%
  85.01%     -    91.20%           3            5,769,282          0.5%                  6,440,000          89.6%
                                -------------------------------------------------------------------------------------
Total/Weighted Average:          302       $1,107,680,439        100.0%             $1,578,020,000          71.6%
                                =====================================================================================



                                                                      Weighted
                                                                       Average           Weighted
          Range of                                   Weighted         Occupancy           Average
        Cut-off Date             Aggregate           Average           Rate at          Year Built/
         LTV Ratios             U/W NCF (2)          U/W DSCR          U/W (3)         Renovated (4)
-----------------------------------------------------------------------------------------------------
  25.00%     -    50.00%       $  5,587,542            1.89x            94.0%               1985
  50.01%     -    60.00%         12,919,958            1.79             94.5%               1988
  60.01%     -    70.00%         25,729,839            1.54             96.9%               1987
  70.01%     -    75.00%         45,452,248            1.40             95.0%               1989
  75.01%     -    80.00%         42,067,032            1.36             96.6%               1988
  80.01%     -    85.00%          3,958,446            1.37             99.5%               1988
  85.01%     -    91.20%            563,124            1.11            100.0%               1998
                              -----------------------------------------------------------------------
Total/Weighted Average:        $136,278,189            1.46x            96.0%               1988
                              =======================================================================

Maximum Cut-off Date LTV Ratio:                                  91.2%
Minimum Cut-off Date LTV Ratio:                                  25.0%
Wtd. Avg. Cut-off Date LTV Ratio:                                71.6%

(1)  Assumes a Cut-off Date of December 1, 1998.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(3)  Does not reflect any Mortgage Loans secured by hotel properties.

(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                                 Mortgage Rates

                                                                                                          Weighted
                                              Aggregate       Percentage of            Aggregate           Average
          Range of             Number        Cut-off Date        Initial               Appraised        Cut-off Date
       Mortgage Rates         of Loans       Balance (1)       Pool Balance              Value            LTV Ratio
---------------------------------------------------------------------------------------------------------------------
   5.780%     -     6.499%        13       $   23,059,334          2.1%            $    31,983,000          73.4%
   6.500%     -     6.749%        18           83,501,903          7.5%                114,270,000          74.4%
   6.750%     -     6.999%        67          351,667,202         31.7%                486,811,000          72.8%
   7.000%     -     7.249%        87          287,107,155         25.9%                435,541,000          68.6%
   7.250%     -     7.499%        53          185,921,648         16.8%                264,285,000          71.2%
   7.500%     -     7.999%        49          157,578,676         14.2%                219,645,000          73.1%
   8.000%     -     8.520%        15           18,844,521          1.7%                 25,485,000          74.1%
                                -------------------------------------------------------------------------------------
Total/Weighted Average:          302       $1,107,680,439        100.0%            $1,578,020,000           71.6%
                                =====================================================================================

                                                                      Weighted
                                                                       Average           Weighted
                                                     Weighted         Occupancy           Average
          Range of               Aggregate           Average           Rate at          Year Built/
       Mortgage Rates           U/W NCF (2)          U/W DSCR          U/W (3)         Renovated (4)
----------------------------------------------------------------------------------------------------
   5.780%     -     6.499%     $  2,762,047            1.56x            97.7%               1980
   6.500%     -     6.749%        9,465,099            1.45             98.0%               1987
   6.750%     -     6.999%       41,019,721            1.40             95.7%               1991
   7.000%     -     7.249%       36,438,705            1.53             95.4%               1988
   7.250%     -     7.499%       24,169,495            1.46             94.3%               1988
   7.500%     -     7.999%       19,780,511            1.45             97.6%               1985
   8.000%     -     8.520%        2,642,611            1.42             98.4%               1986
                              ----------------------------------------------------------------------
Total/Weighted Average:        $136,278,189            1.46x            96.0%               1988
                              ======================================================================

Maximum Mortgage Rate:                          8.520% per annum
Minimum Mortgage Rate:                          5.780% per annum
Wtd. Avg. Mortgage Rate:                        7.116% per annum

(1)  Assumes a Cut-off Date of December 1, 1998.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(3)  Does not reflect any Mortgage Loans secured by hotel properties.

(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.


                            Cut-off Date Balances (1)

                                                                                                          Weighted
                                              Aggregate       Percentage of            Aggregate           Average
          Range of             Number        Cut-off Date        Initial               Appraised        Cut-off Date
   Cut-off Date Balances      of Loans       Balance (1)       Pool Balance              Value            LTV Ratio
---------------------------------------------------------------------------------------------------------------------
 $   66,773 -     749,999         29       $   15,253,961          1.4%             $   24,115,000          67.5%
    750,000 -   1,249,999         43           43,909,542          4.0%                 65,182,000          69.3%
  1,250,000 -   1,999,999         72          114,835,948         10.4%                164,563,000          71.6%
  2,000,000 -   2,999,999         52          128,521,172         11.6%                183,475,000          71.1%
  3,000,000 -   3,999,999         26           91,068,250          8.2%                129,325,000          72.5%
  4,000,000 -   4,999,999         18           82,124,985          7.4%                127,640,000          66.6%
  5,000,000 -   5,999,999         20          108,125,357          9.8%                156,140,000          71.1%
  6,000,000 -   9,999,999         26          185,683,003         16.8%                262,300,000          72.1%
 10,000,000 -  14,999,999          5           60,847,618          5.5%                 80,580,000          75.7%
 15,000,000 -  19,999,999          5           91,281,760          8.2%                126,500,000          73.5%
 20,000,000 -  24,999,999          5          111,296,811         10.0%                153,200,000          73.1%
 25,000,000 - $74,732,033          1           74,732,033          6.7%                105,000,000          71.2%

                                -------------------------------------------------------------------------------------
Total/Weighted Average:          302       $1,107,680,439        100.0%             $1,578,020,000          71.6%
                                =====================================================================================

                                                                      Weighted
                                                                       Average           Weighted
                                                     Weighted         Occupancy           Average
          Range of               Aggregate           Average           Rate at          Year Built/
   Cut-off Date Balances        U/W NCF (2)          U/W DSCR          U/W (3)         Renovated (4)
----------------------------------------------------------------------------------------------------
 $   66,773 -     749,999      $  2,034,292            1.52x            98.9%               1983
    750,000 -   1,249,999         5,816,170            1.47             97.2%               1983
  1,250,000 -   1,999,999        14,074,546            1.43             96.5%               1985
  2,000,000 -   2,999,999        15,720,143            1.45             95.9%               1986
  3,000,000 -   3,999,999        11,134,047            1.47             96.1%               1987
  4,000,000 -   4,999,999        10,664,469            1.50             97.6%               1992
  5,000,000 -   5,999,999        13,538,987            1.49             96.2%               1987
  6,000,000 -   9,999,999        21,854,932            1.40             94.0%               1990
 10,000,000 -  14,999,999         6,717,733            1.36             94.8%               1988
 15,000,000 -  19,999,999        11,726,733            1.58             97.9%               1990
 20,000,000 -  24,999,999        14,608,843            1.53             97.6%               1986
 25,000,000 - $74,732,033         8,387,294            1.33             95.0%               1997

                              ----------------------------------------------------------------------
Total/Weighted Average:        $136,278,189            1.46x            96.0%               1988
                              ======================================================================

Maximum Cut-off Date Balance:                                    $74,732,033
Minimum Cut-off Date Balance:                                        $66,773
Average Cut-off Date Balance:                                    $ 3,667,816

(1)  Assumes a Cut-off Date of December 1, 1998.

(2) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E.

(3)  Does not reflect any Mortgage Loans secured by hotel properties.

(4) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.

                      Years Built/Years Renovated (1)


                                                                                                             Weighted
                                                                        Weighted                              Average    Weighted
    Range of                  Aggregate   Percentage of    Aggregate     Average                   Weighted  Occupancy    Average
     Years         Number    Cut-off Date   Initial        Appraised   Cut-off Date   Aggregate    Average    Rate at   Year Built/
Built/Renovated   of Loans    Balance(2)  Pool Balance       Value       LTV Ratio   U/W NCF (3)   U/W DSCR   U/W (4)  Renovated (1)
------------------------------------------------------------------------------------------------------------------------------------

1922   -   1950       4    $    4,492,611      0.4%     $    6,275,000     72.2%    $    565,204     1.48 x    98.9%       1939
1951   -   1960       2         3,342,057      0.3%          4,500,000     74.4%         399,579     1.40      98.0%       1960
1961   -   1970      22        41,860,229      3.8%         62,951,000     69.6%       5,111,395     1.46      94.8%       1967
1971   -   1980      49       156,489,779     14.1%        226,308,000     70.7%      19,453,621     1.48      96.7%       1975
1981   -   1990     100       373,784,274     33.7%        534,653,000     71.7%      46,725,875     1.48      96.2%       1986
1991   -   1998     125       527,711,489     47.6%        743,333,000     72.0%      64,022,516     1.43      95.8%       1995

                  -----------------------------------------------------------------------------------------------------------------
Total/Weighted
   Average:         302    $1,107,680,439    100.0%     $1,578,020,000     71.6%    $136,278,189     1.46 x    96.0%       1988
                  =================================================================================================================

Most Recent Year Built/Renovated            1998
Oldest Year Built/Renovated                 1922
Wtd. Avg. Year Built/Renovated              1988

(1) Year Built/Renovated reflects the later of the Year Built or the Year Renovated

(2) Assumes a Cut-off Date of December 1, 1998

(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E

(4) Does not reflect any Mortgage Loans secured by hotel properties.



                    Occupancy Rates at Underwriting (1)


                                                                                                             Weighted
                                                                         Weighted                             Average    Weighted
    Range of                   Aggregate   Percentage of    Aggregate     Average                  Weighted  Occupancy    Average
    Occupancy      Number    Cut-off Date    Initial        Appraised   Cut-off Date  Aggregate    Average    Rate at   Year Built/
  Rates at U/W    of Loans    Balance(2)  Pool Balance       Value       LTV Ratio   U/W NCF (3)   U/W DSCR   U/W (4)  Renovated (1)
------------------------------------------------------------------------------------------------------------------------------------

30.0%  -  69.9%        2   $  4,338,800       0.4%       $    7,100,000     62.5%    $    570,195     1.58 x     51.7%      1992
70.0%  -  79.9%        5     12,478,159       1.1%           22,200,000     62.1%       1,795,378     1.48       75.8%      1988
80.0%  -  89.9%       13     57,538,187       5.2%           88,550,000     68.5%       6,622,781     1.41       85.5%      1986
90.0%  - 100.0%      254    877,290,342      79.2%        1,212,625,000     73.3%     103,760,871     1.42       97.2%      1988

                  -----------------------------------------------------------------------------------------------------------------
Total/Weighted
   Average:         274    $951,645,487      85.9%       $1,330,475,000     72.8%    $112,749,225     1.42 x     96.0%      1988
                  =================================================================================================================

Maximum Occupancy Rate at Underwriting:     100.0%
Minimum Occupancy Rate at Underwriting:      30.0%
Wtd. Avg. Occupancy Rate at Underwriting:    96.0%

(1) Does not include any Mortgage Loans secured by hotel properties

(2) Assumes a Cut-off Date of December 1, 1998.

(3) Underwriting NCF reflects Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and FF&E

(4) Year Built/Renovated reflects the later date of the Year Built or the Year Renovated.


                                             Prepayment Provision as of the Cut-off Date
                                                                                            Weighted       Weighted
                                                                             Weighted       Average        Average
                                                                              Average      Remaining      Remaining
                                                                             Remaining      Lockout      Lockout Plus    Weighted
         Range of                Number        Aggregate      Percentage      Lockout       Plus YM         Premium       Average
    Remaining Terms to             of        Cut-off Date     of Initial      Period        Period          Period       Maturity
Stated Maturity (Years) (1)      Loans        Balance (2)    Pool Balance    (Years)        (Years)         (Years)      (Years)
------------------------------------------------------------------------------------------------------------------------------------
   4.0     --      4.9              2       $    5,334,181        0.5%          4.1            4.1            4.1           4.6
   6.0     --      6.9              2            9,283,132        0.8%          1.8            1.8            4.2           6.2
   9.0     --      9.9            253          957,102,637       86.4%          8.7            9.2            9.2           9.7
  10.0     --     10.9              1            1,595,934        0.1%         10.3           10.3           10.3          10.8
  11.0     --     11.9              3            8,474,623        0.8%         11.3           11.3           11.3          11.8
  14.0     --     14.9             23           69,052,469        6.2%         14.0           14.2           14.2          14.8
  16.0     --     16.9              1            2,244,978        0.2%         16.3           16.3           16.3          16.8
  17.0     --     17.9              1            5,226,550        0.5%         17.3           17.3           17.3          17.8
  19.0     --     19.9             15           43,081,535        3.9%         18.8           19.2           19.2          19.7
  24.0     --     24.9              1            6,284,400        0.6%         24.3           24.3           24.3          24.8
                                 ---------------------------------------------------------------------------------------------------
 Total/Weighted Average:          302       $1,107,680,439      100.0%          9.5           10.0           10.0          10.5
                                 ===================================================================================================


(1) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.

(2)  Assumes a Cut-off Date of December 1, 1998.

                                                         Prepayment Option

                                                                                            Weighted       Weighted
                                                                             Weighted       Average        Average
                                                                              Average      Remaining      Remaining
                                                                             Remaining      Lockout      Lockout Plus    Weighted
                                 Number        Aggregate      Percentage      Lockout       Plus YM         Premium       Average
                                   of        Cut-off Date     of Initial      Period        Period          Period       Maturity
     Prepayment Option           Loans        Balance (1)    Pool Balance    (Years)        (Years)         (Years)     (Years)(2)
------------------------------------------------------------------------------------------------------------------------------------

Lockout / Defeasance              240       $1,009,059,222       91.1%         10.1           10.1           10.1          10.6
Lockout / Yield Maintenance        57           68,331,352        6.2%          3.6            9.7            9.7          10.2
Defeasance / Yield Maintenance(3)   3           21,006,733        1.9%          4.5            8.9            8.9           9.5
Lockout / Prepayment Penalty        1            7,198,183        0.6%          1.2            1.2            4.2           6.2
Lockout                             1            2,084,949        0.2%          4.2            4.2            4.2           6.2

                                 ---------------------------------------------------------------------------------------------------
Total/Weighted Average:           302      $ 1,107,680,439       100.0%         9.5           10.0           10.0          10.5
                                 ===================================================================================================

(1)  Assumes a Cut-off Date of December 1, 1998.

(2) In the case of the Anticipated Repayment Date loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.

(3) "Defeasance / Yield Maintenance" means that the Mortgage Loan provides for a Lockout Period followed by a period during which defeasance is permitted. The two periods are together presented as a Lockout Period during which defeasance is permitted.

                                                Mortgage Pool Prepayment Profile (1)

   Prepayment Provision      % of Pool  % of Pool  % of Pool  % of Pool  % of Pool  % of Pool  % of Pool  % of Pool  % of Pool
  As of the Cut-off Date       Dec-98     Dec-99     Dec-00     Dec-01     Dec-02     Dec-03     Dec-04     Dec-05     Dec-06
--------------------------------------------------------------------------------------------------------------------------------
                    Lockout     100.0%     100.0%      99.3%      95.0%      94.9%      91.4%      91.3%     91.9%      91.9%
       Yield Maint. Premium       0.0%       0.0%       0.0%       4.3%       4.4%       7.8%       7.8%      8.1%       8.1%
1% to 5% Prepayment Premium       0.0%       0.0%       0.7%       0.7%       0.7%       0.0%       0.0%      0.0%       0.0%
                       Open       0.0%       0.0%       0.0%       0.0%       0.0%       0.9%       0.9%      0.0%       0.0%
                           ----------------------------------------------------------------------------------------------------
                     Total:     100.0%     100.0%     100.0%     100.0%     100.0%     100.0%     100.0%    100.0%     100.0%
                           ====================================================================================================

                Outstanding
              Balance (mm):  $1,107.7   $1,093.7   $1,078.8   $1,062.4   $1,044.8   $1,020.8   $1,000.7    $970.3     $947.0

           Number of Loans:     302        302        302        302        302        300        300       298        298


   Prepayment Provision      % of Pool  % of Pool  % of Pool  % of Pool  % of Pool  % of Pool  % of Pool  % of Pool  % of Pool
  As of the Cut-off Date       Dec-07     Dec-08     Dec-09     Dec-10     Dec-11     Dec-12     Dec-13     Dec-14     Dec-15
-------------------------------------------------------------------------------------------------------------------------------
                    Lockout     90.8%      96.7%      96.6%      96.4%      96.3%      96.2%      96.9%      96.9%      96.7%
       Yield Maint. Premium      6.1%       3.3%       3.4%       1.4%       1.4%       1.4%       3.1%       3.1%       3.3%
1% to 5% Prepayment Premium      0.0%       0.0%       0.0%       0.0%       0.0%       0.0%       0.0%       0.0%       0.0%
                       Open      3.1%       0.0%       0.0%       2.2%       2.3%       2.4%       0.0%       0.0%       0.0%
                           ----------------------------------------------------------------------------------------------------
                     Total:    100.0%     100.0%     100.0%     100.0%     100.0%     100.0%     100.0%     100.0%     100.0%
                           ====================================================================================================

                Outstanding
              Balance (mm):   $921.9      $94.1      $86.7      $77.8      $71.6      $64.9      $24.6      $20.9      $15.3

           Number of Loans:    298         45         44         41         41         41         18         18         17

   Prepayment Provision      % of Pool  % of Pool
  As of the Cut-off Date       Dec-16     Dec-17
--------------------------------------------------
                    Lockout     96.7%      97.1%
       Yield Maint. Premium      3.3%       2.9%
1% to 5% Prepayment Premium      0.0%       0.0%
                       Open      0.0%       0.0%
                           -----------------------
                     Total:    100.0%     100.0%
                           =======================

                Outstanding
              Balance (mm):    $11.0       $7.0

           Number of Loans:     16         16

(1) Calculated assuming that no Mortgage Loan prepays, defaults or is repurchased prior to stated maturity, except that the ARD Loans are assumed to pay in full on their respective Final Anticipated Repayment Dates. Otherwise calculated based on Maturity Assumptions to be set forth in the final prospectus supplement.

                            DLJ-1998CF2RED2 A1A
                    Yield Table(Speeds Start after YMP)


Current Balance              : $218,044,000           Gross WAC    : 7.2352
Pass-Thru Rate               : 5.8000                 Current WAM  : 333
Accrued Days / Delay Days    : 9 / 11                 Settlement   : 12/10/98

                                  Prepayments


           Price             0.0% CPR             25.0% CPR             50.0% CPR            75.0% CPR           100.0% CPR
           -----          --------------       ---------------         -------------       ---------------    ----------------
                          Yield   ModDur       Yield    ModDur         Yield  ModDur       Yield    ModDur    Yield     ModDur
                          -----   ------       -----    ------         -----  ------       -----    ------    -----     ------
  100.00000    100-00      5.832    4.58        5.831     4.51         5.831    4.47        5.831     4.45     5.830    4.41
  100.03125    100-01      5.825                5.824                  5.824                5.824              5.823
  100.06250    100-02      5.818                5.817                  5.817                5.817              5.816
  100.09375    100-03      5.811                5.811                  5.810                5.810              5.809
  100.12500    100-04      5.805                5.804                  5.803                5.803              5.802
  100.15625    100-05      5.798                5.797                  5.796                5.796              5.795
  100.18750    100-06      5.791                5.790                  5.789                5.789              5.788
  100.21875    100-07      5.784                5.783                  5.782                5.782              5.781

  100.25000    100-08      5.777    4.58        5.776     4.52         5.775    4.48        5.775     4.45     5.774    4.41
  100.28125    100-09      5.771                5.769                  5.768                5.768              5.767
  100.31250    100-10      5.764                5.762                  5.761                5.761              5.760
  100.34375    100-11      5.757                5.755                  5.754                5.754              5.753
  100.37500    100-12      5.750                5.748                  5.747                5.747              5.746
  100.40625    100-13      5.744                5.742                  5.741                5.740              5.739
  100.43750    100-14      5.737                5.735                  5.734                5.733              5.732
  100.46875    100-15      5.730                5.728                  5.727                5.726              5.725

  100.49260    100-16      5.725    4.59        5.723     4.52         5.721    4.48        5.721     4.46     5.719    4.42
  100.50000    100-16      5.723                5.721                  5.720                5.719              5.718
  100.53125    100-17      5.716                5.714                  5.713                5.712              5.711
  100.56250    100-18      5.710                5.707                  5.706                5.705              5.704
  100.59375    100-19      5.703                5.700                  5.699                5.698              5.697
  100.62500    100-20      5.696                5.694                  5.692                5.691              5.689
  100.65625    100-21      5.689                5.687                  5.685                5.684              5.682
  100.68750    100-22      5.683                5.680                  5.678                5.677              5.675

  100.71875    100-23      5.676    4.59        5.673     4.53         5.671    4.49        5.670     4.46     5.668    4.43
  100.75000    100-24      5.669                5.666                  5.664                5.663              5.661
  100.78125    100-25      5.662                5.659                  5.658                5.656              5.654
  100.81250    100-26      5.656                5.652                  5.651                5.649              5.647
  100.84375    100-27      5.649                5.646                  5.644                5.643              5.640
  100.87500    100-28      5.642                5.639                  5.637                5.636              5.634
  100.90625    100-29      5.635                5.632                  5.630                5.629              5.627
  100.93750    100-30      5.629                5.625                  5.623                5.622              5.620
Avg Life                             5.70                  5.61                  5.56                  5.53              5.47
First Pay                           1/12/99               1/12/99               1/12/99               1/12/99           1/12/99
Last Pay                            6/12/08               4/12/08               3/12/08               2/12/08           1/12/08
Prin. Window                          114                   112                   111                   110               109




The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

                            DLJ-1998CF2RED2 A1B
                    Yield Table(Speeds Start after YMP)


Current Balance               : $579,485,000          Gross WAC      : 7.2352
Pass-Thru Rate                : 6.2600                Current WAM    : 333
Accrued Days / Delay Days     : 9 / 11                Settlement     : 12/10/98


                                Prepayments


           Price             0.0% CPR             25.0% CPR             50.0% CPR            75.0% CPR           100.0% CPR
           -----          --------------       ---------------         -------------       ---------------    ----------------
                          Yield   ModDur       Yield    ModDur         Yield  ModDur       Yield    ModDur    Yield     ModDur
                          -----   ------       -----    ------         -----  ------       -----    ------    -----     ------
  101.06250    101-02      6.166    7.09        6.166     7.08         6.165    7.05        6.164     7.02     6.161    6.87
  101.09375    101-03      6.162                6.161                  6.161                6.160              6.156
  101.12500    101-04      6.157                6.157                  6.156                6.156              6.152
  101.15625    101-05      6.153                6.153                  6.152                6.151              6.147
  101.18750    101-06      6.149                6.148                  6.148                6.147              6.143
  101.21875    101-07      6.144                6.144                  6.143                6.142              6.138
  101.25000    101-08      6.140                6.140                  6.139                6.138              6.134
  101.28125    101-09      6.136                6.135                  6.135                6.134              6.129

  101.31250    101-10      6.131    7.10        6.131     7.08         6.130    7.06        6.129     7.02     6.125    6.88
  101.34375    101-11      6.127                6.127                  6.126                6.125              6.120
  101.37500    101-12      6.123                6.122                  6.121                6.120              6.116
  101.40625    101-13      6.118                6.118                  6.117                6.116              6.111
  101.43750    101-14      6.114                6.114                  6.113                6.112              6.107
  101.46875    101-15      6.110                6.109                  6.108                6.107              6.102
  101.50000    101-16      6.105                6.105                  6.104                6.103              6.098
  101.53125    101-17      6.101                6.101                  6.100                6.098              6.093

  101.53900    101-17      6.100    7.10        6.099     7.08         6.099    7.06        6.097     7.03     6.092    6.88
  101.56250    101-18      6.097                6.096                  6.095                6.094              6.089
  101.59375    101-19      6.092                6.092                  6.091                6.090              6.084
  101.62500    101-20      6.088                6.087                  6.087                6.085              6.080
  101.65625    101-21      6.084                6.083                  6.082                6.081              6.075
  101.68750    101-22      6.079                6.079                  6.078                6.077              6.071
  101.71875    101-23      6.075                6.075                  6.074                6.072              6.067
  101.75000    101-24      6.071                6.070                  6.069                6.068              6.062

  101.78125    101-25      6.066    7.10        6.066     7.09         6.065    7.06        6.064     7.03     6.058    6.88
  101.81250    101-26      6.062                6.062                  6.061                6.059              6.053
  101.84375    101-27      6.058                6.057                  6.056                6.055              6.049
  101.87500    101-28      6.054                6.053                  6.052                6.050              6.044
  101.90625    101-29      6.049                6.049                  6.048                6.046              6.040
  101.93750    101-30      6.045                6.044                  6.043                6.042              6.035
  101.96875    101-31      6.041                6.040                  6.039                6.037              6.031
  102.00000    102-00      6.036                6.036                  6.035                6.033              6.027
Avg Life                         9.69                     9.66                  9.62                   9.55              9.28
First Pay                      06/12/08                 04/12/08              03/12/08               02/12/08          01/12/08
Last Pay                       10/12/08                 10/12/08              10/12/08               09/12/08          05/12/08
Prin. Window                       5                       7                     8                      8                 5



The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

                             DLJ-1998CF2RED2 A2
                    Yield Table(Speeds Start after YMP)

Current Balance              : $55,384,000            Gross WAC   : 7.2352
Pass-Thru Rate               : 6.5000                 Current WAM : 333
Accrued Days / Delay Days    : 9 / 11                 Settlement  : 12/10/98

                                Prepayments



           Price             0.0% CPR             25.0% CPR             50.0% CPR            75.0% CPR           100.0% CPR
           -----          --------------       ---------------         -------------       ---------------    ----------------
                          Yield   ModDur       Yield    ModDur         Yield  ModDur       Yield    ModDur    Yield     ModDur
                          -----   ------       -----    ------         -----  ------       -----    ------    -----     ------
  101.03125    101-01      6.416    7.11        6.416     7.09         6.416    7.09        6.415     7.07     6.411    6.90
  101.06250    101-02      6.412                6.412                  6.411                6.411              6.407
  101.09375    101-03      6.408                6.407                  6.407                6.407              6.402
  101.12500    101-04      6.403                6.403                  6.403                6.402              6.398
  101.15625    101-05      6.399                6.399                  6.398                6.398              6.393
  101.18750    101-06      6.395                6.394                  6.394                6.394              6.389
  101.21875    101-07      6.390                6.390                  6.390                6.389              6.384
  101.25000    101-08      6.386                6.386                  6.385                6.385              6.380

  101.28125    101-09      6.382    7.12        6.381     7.10         6.381    7.09        6.381     7.08     6.376    6.91
  101.31250    101-10      6.377                6.377                  6.377                6.376              6.371
  101.34375    101-11      6.373                6.373                  6.372                6.372              6.367
  101.37500    101-12      6.369                6.368                  6.368                6.368              6.362
  101.40625    101-13      6.364                6.364                  6.364                6.363              6.358
  101.43750    101-14      6.360                6.360                  6.359                6.359              6.353
  101.46875    101-15      6.356                6.355                  6.355                6.355              6.349
  101.50000    101-16      6.351                6.351                  6.351                6.350              6.344

  101.51050    101-16+     6.350    7.12        6.349     7.10         6.349    7.10        6.349     7.08     6.343    6.91
  101.53125    101-17      6.347                6.347                  6.346                6.346              6.340
  101.56250    101-18      6.343                6.342                  6.342                6.342              6.335
  101.59375    101-19      6.339                6.338                  6.338                6.337              6.331
  101.62500    101-20      6.334                6.334                  6.333                6.333              6.327
  101.65625    101-21      6.330                6.329                  6.329                6.329              6.322
  101.68750    101-22      6.326                6.325                  6.325                6.324              6.318
  101.71875    101-23      6.321                6.321                  6.320                6.320              6.313

  101.75000    101-24      6.317    7.12        6.316     7.11         6.316    7.10        6.316     7.09     6.309    6.92
  101.78125    101-25      6.313                6.312                  6.312                6.311              6.304
  101.81250    101-26      6.308                6.308                  6.307                6.307              6.300
  101.84375    101-27      6.304                6.303                  6.303                6.303              6.296
  101.87500    101-28      6.300                6.299                  6.299                6.298              6.291
  101.90625    101-29      6.295                6.295                  6.295                6.294              6.287
  101.93750    101-30      6.291                6.290                  6.290                6.290              6.282
  101.96875    101-31      6.287                6.286                  6.286                6.285              6.278
Avg Life                            9.88                  9.85                  9.84                  9.81              9.49
First Pay                          10/12/08              10/12/08              10/12/08              09/12/08          05/12/08
Last Pay                           11/12/08              11/12/08              10/12/08              10/12/08          06/12/08
Prin. Window                          2                     2                     1                     2                 2



The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

                             DLJ-1998CF2RED2 A3
                    Yield Table(Speeds Start after YMP)

Current Balance               : $60,923,000           Gross WAC      : 7.2352
Pass-Thru Rate                : 6.6700                Current WAM    : 333
Accrued Days / Delay Days     : 9 / 11                Settlement     : 12/10/98


                                Prepayments


           Price             0.0% CPR             25.0% CPR             50.0% CPR            75.0% CPR           100.0% CPR
           -----          --------------       ---------------         -------------       ---------------    ----------------
                          Yield   ModDur       Yield    ModDur         Yield  ModDur       Yield    ModDur    Yield     ModDur
                          -----   ------       -----    ------         -----  ------       -----    ------    -----     ------
  101.03125    101-01      6.589    7.07        6.589     7.07         6.589    7.06        6.589     7.04     6.584    6.86
  101.06250    101-02      6.585                6.585                  6.585                6.584              6.580
  101.09375    101-03      6.581                6.581                  6.580                6.580              6.575
  101.12500    101-04      6.576                6.576                  6.576                6.575              6.571
  101.15625    101-05      6.572                6.572                  6.572                6.571              6.566
  101.18750    101-06      6.568                6.568                  6.567                6.567              6.562
  101.21875    101-07      6.563                6.563                  6.563                6.562              6.557
  101.25000    101-08      6.559                6.559                  6.559                6.558              6.553

  101.28125    101-09      6.555    7.08        6.555     7.08         6.554    7.07        6.554     7.04     6.548    6.86
  101.31250    101-10      6.550                6.550                  6.550                6.549              6.544
  101.34375    101-11      6.546                6.546                  6.546                6.545              6.539
  101.37500    101-12      6.542                6.542                  6.541                6.540              6.535
  101.40625    101-13      6.537                6.537                  6.537                6.536              6.530
  101.43750    101-14      6.533                6.533                  6.532                6.532              6.526
  101.46875    101-15      6.529                6.529                  6.528                6.527              6.521
  101.50000    101-16      6.524                6.524                  6.524                6.523              6.517

  101.53000    101-17      6.520    7.08        6.520     7.08         6.520    7.07        6.519     7.05     6.512    6.87
  101.53125    101-17      6.520                6.520                  6.519                6.519              6.512
  101.56250    101-18      6.515                6.515                  6.515                6.514              6.508
  101.59375    101-19      6.511                6.511                  6.511                6.510              6.503
  101.62500    101-20      6.507                6.507                  6.506                6.505              6.499
  101.65625    101-21      6.502                6.502                  6.502                6.501              6.494
  101.68750    101-22      6.498                6.498                  6.498                6.497              6.490
  101.71875    101-23      6.494                6.494                  6.493                6.492              6.485

  101.75000    101-24      6.489    7.09        6.489     7.09         6.489    7.07        6.488     7.05     6.481    6.87
  101.78125    101-25      6.485                6.485                  6.485                6.484              6.477
  101.81250    101-26      6.481                6.481                  6.480                6.479              6.472
  101.84375    101-27      6.477                6.477                  6.476                6.475              6.468
  101.87500    101-28      6.472                6.472                  6.472                6.471              6.463
  101.90625    101-29      6.468                6.468                  6.467                6.466              6.459
  101.93750    101-30      6.464                6.464                  6.463                6.462              6.454
  101.96875    101-31      6.459                6.459                  6.459                6.458              6.450
Avg Life                         9.92                     9.92                  9.90                   9.85              9.51
First Pay                      11/12/08                 11/12/08              10/12/08               10/12/08          06/12/08
Last Pay                       11/12/08                 11/12/08              11/12/08               11/12/08          06/12/08
Prin. Window                       1                       1                     2                      2                 1


The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

                             DLJ-1998CF2RED2 A4
                    Yield Table(Speeds Start after YMP)

Current Balance              : $13,846,000            Gross WAC      : 7.2352
Pass-Thru Rate               : 6.9100                 Current WAM    : 333
Accrued Days / Delay Days    : 9 / 11                 Settlement     : 12/10/98

                                 Prepayments

           Price             0.0% CPR             25.0% CPR             50.0% CPR            75.0% CPR           100.0% CPR
           -----          --------------       ---------------         -------------       ---------------    ----------------
                          Yield   ModDur       Yield    ModDur         Yield  ModDur       Yield    ModDur    Yield     ModDur
                          -----   ------       -----    ------         -----  ------       -----    ------    -----     ------
  101.00000    101-00      6.838    6.99        6.838     6.99         6.838    6.99        6.838     6.99     6.832       6.78
  101.03125    101-01      6.833                6.833                  6.833                6.833              6.828
  101.06250    101-02      6.829                6.829                  6.829                6.829              6.823
  101.09375    101-03      6.824                6.824                  6.824                6.824              6.819
  101.12500    101-04      6.820                6.820                  6.820                6.820              6.814
  101.15625    101-05      6.816                6.816                  6.816                6.816              6.810
  101.18750    101-06      6.811                6.811                  6.811                6.811              6.805
  101.21875    101-07      6.807                6.807                  6.807                6.807              6.801

  101.25000    101-08      6.802    7.00        6.802     7.00         6.802    7.00        6.802     7.00     6.796       6.79
  101.28125    101-09      6.798                6.798                  6.798                6.798              6.791
  101.31250    101-10      6.794                6.794                  6.794                6.794              6.787
  101.34375    101-11      6.789                6.789                  6.789                6.789              6.782
  101.37500    101-12      6.785                6.785                  6.785                6.785              6.778
  101.40625    101-13      6.780                6.780                  6.780                6.780              6.773
  101.43750    101-14      6.776                6.776                  6.776                6.776              6.769
  101.46875    101-15      6.772                6.772                  6.772                6.772              6.764

  101.48020    101-15+     6.770    7.00        6.770     7.00         6.770    7.00        6.770     7.00     6.763       6.79
  101.50000    101-16      6.767                6.767                  6.767                6.767              6.760
  101.53125    101-17      6.763                6.763                  6.763                6.763              6.755
  101.56250    101-18      6.758                6.758                  6.758                6.758              6.751
  101.59375    101-19      6.754                6.754                  6.754                6.754              6.746
  101.62500    101-20      6.750                6.750                  6.750                6.750              6.742
  101.65625    101-21      6.745                6.745                  6.745                6.745              6.737
  101.68750    101-22      6.741                6.741                  6.741                6.741              6.733

  101.71875    101-23      6.737    7.01        6.737     7.01         6.737    7.01        6.737     7.01     6.728       6.80
  101.75000    101-24      6.732                6.732                  6.732                6.732              6.724
  101.78125    101-25      6.728                6.728                  6.728                6.728              6.719
  101.81250    101-26      6.723                6.723                  6.723                6.723              6.715
  101.84375    101-27      6.719                6.719                  6.719                6.719              6.710
  101.87500    101-28      6.715                6.715                  6.715                6.715              6.706
  101.90625    101-29      6.710                6.710                  6.710                6.710              6.701
  101.93750    101-30      6.706                6.706                  6.706                6.706              6.697
Avg Life                            9.92                   9.92                  9.92                  9.92              9.51
First Pay                         11/12/08              11/12/08              11/12/08              11/12/08          06/12/08
Last Pay                          11/12/08              11/12/08              11/12/08              11/12/08          06/12/08
Prin. Window                         1                     1                     1                     1                 1


The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

                             DLJ-1998CF2RED2 B1
                    Yield Table(Speeds Start after YMP)

Current Balance              : $41,538,000            Gross WAC    : 7.2352
Pass-Thru Rate               : 7.0663                 Current WAM  : 333
Accrued Days / Delay Days    : 9 / 11                 Settlement   : 12/10/98
Prepayments


                                  Prepayments


           Price             0.0% CPR             25.0% CPR             50.0% CPR            75.0% CPR           100.0% CPR
           -----          --------------       ---------------         -------------       ---------------    ----------------
                          Yield   ModDur       Yield    ModDur         Yield  ModDur       Yield    ModDur    Yield     ModDur
                          -----   ------       -----    ------         -----  ------       -----    ------    -----     ------
   99.31250    99-10       7.342    6.87        7.340     6.87         7.339    6.87        7.338     6.87     7.339    6.67
   99.34375    99-11       7.338                7.336                  7.334                7.334              7.334
   99.37500    99-12       7.333                7.331                  7.330                7.329              7.330
   99.40625    99-13       7.329                7.327                  7.325                7.324              7.325
   99.43750    99-14       7.324                7.322                  7.321                7.320              7.320
   99.46875    99-15       7.320                7.317                  7.316                7.315              7.316
   99.50000    99-16       7.315                7.313                  7.312                7.311              7.311
   99.53125    99-17       7.310                7.308                  7.307                7.306              7.306

   99.56250    99-18       7.306    6.88        7.304     6.88         7.302    6.88        7.302     6.88     7.301    6.68
   99.59375    99-19       7.301                7.299                  7.298                7.297              7.297
   99.62500    99-20       7.297                7.295                  7.293                7.293              7.292
   99.65625    99-21       7.292                7.290                  7.289                7.288              7.287
   99.68750    99-22       7.288                7.286                  7.284                7.283              7.283
   99.71875    99-23       7.283                7.281                  7.280                7.279              7.278
   99.75000    99-24       7.279                7.276                  7.275                7.274              7.273
   99.78125    99-25       7.274                7.272                  7.271                7.270              7.269

   99.80890    99-26       7.270    6.88        7.268     6.88         7.267    6.88        7.266     6.88     7.265    6.68
   99.81250    99-26       7.269                7.267                  7.266                7.265              7.264
   99.84375    99-27       7.265                7.263                  7.262                7.261              7.259
   99.87500    99-28       7.260                7.258                  7.257                7.256              7.255
   99.90625    99-29       7.256                7.254                  7.252                7.252              7.250
   99.93750    99-30       7.251                7.249                  7.248                7.247              7.245
   99.96875    99-31       7.247                7.245                  7.243                7.243              7.241
  100.00000    100-00      7.242                7.240                  7.239                7.238              7.236

  100.03125    100-01      7.238    6.89        7.236     6.89         7.234    6.89        7.234     6.89     7.231    6.69
  100.06250    100-02      7.233                7.231                  7.230                7.229              7.227
  100.09375    100-03      7.229                7.227                  7.225                7.224              7.222
  100.12500    100-04      7.224                7.222                  7.221                7.220              7.217
  100.15625    100-05      7.220                7.217                  7.216                7.215              7.213
  100.18750    100-06      7.215                7.213                  7.212                7.211              7.208
  100.21875    100-07      7.211                7.208                  7.207                7.206              7.203
  100.25000    100-08      7.206                7.204                  7.203                7.202              7.199
Avg Life                            9.92                  9.92                  9.92                  9.92              9.51
First Pay                          11/12/08              11/12/99              11/12/08              11/12/08          06/12/08
Last Pay                           11/12/08              11/12/08              11/12/08              11/12/08          06/12/08
Prin. Window                          1                     1                     1                     1                 1


The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

                             DLJ-1998CF2RED2 B2
                    Yield Table(Speeds Start after YMP)


Current Balance              : $16,615,000            Gross WAC    : 7.2352
Pass-Thru Rate               : 7.0663                 Current WAM  : 333
Accrued Days / Delay Days    : 9 / 11                 Settlement   : 12/10/98

                                 Prepayments


           Price             0.0% CPR             25.0% CPR             50.0% CPR            75.0% CPR           100.0% CPR
           -----          --------------       ---------------         -------------       ---------------    ----------------
                          Yield   ModDur       Yield    ModDur         Yield  ModDur       Yield    ModDur    Yield     ModDur
                          -----   ------       -----    ------         -----  ------       -----    ------    -----     ------

   92.43750    92-14       8.396    6.72        8.394     6.72         8.392    6.72        8.391     6.72     8.424    6.53
   92.46875    92-15       8.391                8.389                  8.387                8.386              8.419
   92.50000    92-16       8.386                8.384                  8.382                8.381              8.413
   92.53125    92-17       8.381                8.379                  8.377                8.376              8.408
   92.56250    92-18       8.376                8.374                  8.372                8.371              8.403
   92.59375    92-19       8.371                8.369                  8.367                8.366              8.398
   92.62500    92-20       8.366                8.364                  8.362                8.361              8.393
   92.65625    92-21       8.361                8.359                  8.357                8.356              8.388

   92.68750    92-22       8.356    6.73        8.354     6.73         8.352    6.73        8.351     6.73     8.382    6.54
   92.71875    92-23       8.351                8.349                  8.347                8.346              8.377
   92.75000    92-24       8.346                8.344                  8.342                8.341              8.372
   92.78125    92-25       8.341                8.339                  8.337                8.336              8.367
   92.81250    92-26       8.336                8.334                  8.332                8.331              8.362
   92.84375    92-27       8.331                8.329                  8.327                8.326              8.357
   92.87500    92-28       8.326                8.324                  8.322                8.321              8.352
   92.90625    92-29       8.321                8.319                  8.317                8.316              8.347

   92.91150    92-29       8.320    6.73        8.318     6.73         8.316    6.73        8.316     6.73     8.346    6.54
   92.93750    92-30       8.316                8.314                  8.312                8.311              8.341
   92.96875    92-31       8.311                8.309                  8.307                8.306              8.336
   93.00000    93-00       8.306                8.304                  8.302                8.301              8.331
   93.03125    93-01       8.301                8.299                  8.297                8.296              8.326
   93.06250    93-02       8.296                8.294                  8.292                8.291              8.321
   93.09375    93-03       8.291                8.289                  8.287                8.287              8.316
   93.12500    93-04       8.286                8.284                  8.282                8.282              8.311

   93.15625    93-05       8.281    6.74        8.279     6.74         8.277    6.74        8.277     6.74     8.306    6.55
   93.18750    93-06       8.276                8.274                  8.272                8.272              8.300
   93.21875    93-07       8.271                8.269                  8.268                8.267              8.295
   93.25000    93-08       8.266                8.264                  8.263                8.262              8.290
   93.28125    93-09       8.261                8.259                  8.258                8.257              8.285
   93.31250    93-10       8.256                8.254                  8.253                8.252              8.280
   93.34375    93-11       8.251                8.249                  8.248                8.247              8.275
   93.37500    93-12       8.246                8.244                  8.243                8.242              8.270
Avg Life                            9.92                  9.92                  9.92                  9.92              9.51
First Pay                          11/12/08              11/12/08              11/12/08              11/12/08          06/12/08
Last Pay                           11/12/08              11/12/08              11/12/08              11/12/08          06/12/08
Prin. Window                          1                     1                     1                     1                 1


The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

                             DLJ-1998CF2RED2 S
         Yield Table(Speeds Start after YMP, Inc. Prepay Penalties)

Current Balance              : $1,107,680,439         Gross WAC    : 7.2352
Pass-Thru Rate               : 0.8545                 Current WAM  : 333
Accrued Days / Delay Days    : 9 / 11                 Settlement   : 12/10/98


                                 Prepayments


           Price             0.0% CPR             25.0% CPR             50.0% CPR            75.0% CPR           100.0% CPR
           -----          --------------       ---------------         -------------       ---------------    ----------------
                          Yield   ModDur       Yield    ModDur         Yield  ModDur       Yield    ModDur    Yield     ModDur
                          -----   ------       -----    ------         -----  ------       -----    ------    -----     ------
   5.25000      5-08      11.203    3.86        11.061    3.86         10.954   3.87        10.850    3.86     10.475   3.84
   5.28125      5-09      11.051                10.908                 10.801               10.697             10.321
   5.31250      5-10      10.899                10.757                 10.650               10.546             10.169
   5.34375      5-11      10.749                10.607                 10.500               10.396             10.018
   5.37500      5-12      10.601                10.459                 10.352               10.248              9.868
   5.40625      5-13      10.454                10.312                 10.205               10.101              9.720
   5.43750      5-14      10.308                10.167                 10.060                9.955              9.574
   5.46875      5-15      10.164                10.023                  9.916                9.811              9.429

   5.50000      5-16      10.021    3.98         9.880    3.98          9.773   3.99         9.668    3.98      9.285   3.95
   5.53125      5-17       9.880                 9.739                  9.632                9.527              9.142
   5.56250      5-18       9.739                 9.599                  9.492                9.387              9.001
   5.59375      5-19       9.601                 9.460                  9.353                9.248              8.862
   5.62500      5-20       9.463                 9.322                  9.215                9.110              8.723
   5.65625      5-21       9.326                 9.186                  9.079                8.974              8.586
   5.68750      5-22       9.191                 9.051                  8.944                8.839              8.450
   5.71875      5-23       9.057                 8.917                  8.811                8.705              8.315

   5.72510      5-23       9.030    4.08         8.890    4.09          8.784   4.09         8.678    4.09      8.288   4.06
   5.75000      5-24       8.925                 8.785                  8.678                8.572              8.181
   5.78125      5-25       8.793                 8.653                  8.546                8.441              8.049
   5.81250      5-26       8.663                 8.523                  8.416                8.311              7.917
   5.84375      5-27       8.533                 8.394                  8.287                8.181              7.787
   5.87500      5-28       8.405                 8.266                  8.159                8.053              7.658
   5.90625      5-29       8.278                 8.139                  8.032                7.926              7.530
   5.93750      5-30       8.152                 8.013                  7.906                7.801              7.404

   5.96875      5-31       8.027    4.19         7.888    4.20          7.782   4.20         7.676    4.20      7.278   4.17
   6.00000      6-00       7.903                 7.765                  7.658                7.552              7.153
   6.03125      6-01       7.780                 7.642                  7.535                7.429              7.030
   6.06250      6-02       7.659                 7.520                  7.414                7.308              6.907
   6.09375      6-03       7.538                 7.400                  7.293                7.187              6.786
   6.12500      6-04       7.418                 7.280                  7.174                7.067              6.665
   6.15625      6-05       7.299                 7.161                  7.055                6.949              6.546
   6.18750      6-06       7.182                 7.044                  6.938                6.831              6.427
Avg Life                             9.38                  9.34                   9.30                9.26               9.02
First Pay                          01/12/99              01/12/99               01/12/99            01/12/99            01/12/99
Last Pay                           10/12/23              10/12/23               10/12/23            10/12/23            05/12/23
Prin. Window                          298                   298                  298                   298                 293



The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Donaldson, Lufkin and Jenrette Securities Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.